Exhibit 32

Section 4: EX-32 (SECTION 906 CEO AND CFO CERTIFICATION)

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. § 1350

In connection with the Quarterly Report on Form 10-Q for the period ended March 31, 2012, (the “Form 10-Q”) of HomeTown Bankshares Corporation (the “Company”), we, Susan K. Still, Chief Executive Officer and Charles W. Maness, Jr., Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) the Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(b) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Form 10-Q.

Date: May 11, 2012	By: /s/ Susan K. Still
Susan K. Still
President and Chief Executive Officer

Date: May 11, 2012	By: /s/ Charles W. Maness, Jr.
Charles W. Maness, Jr.
Executive Vice President Chief Financial Officer